SCHEDULE 14A
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

         Filed by the Registrant [X]
         Filed by a Party other than the Registrant []

         Check the appropriate box:

         []       Preliminary Proxy Statement

         [] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         [X]      Definitive Proxy Statement

         []       Definitive Additional Materials

         []       Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                  UNIDYN, CORP.
                                 --------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required.
         []       Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

         []       Fee paid previously with preliminary materials.

         [] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

UniDyn
CORP  Symbol: UNDY


May 18, 2000


Dear Stockholder:

         On behalf of the Board of Directors (the "Board"), I cordially invite you to the annual meeting of the stockholders (the "Annual Meeting") of Unidyn, Corp. (the "Company") which will be held on June 6, 2000 at 10:00 a.m., local time, at the Sheraton Inn, 1600 South 52nd Street, Tempe, Arizona (the "Annual Meeting.) I hope that you will be able to attend. Following the formal business of the Annual Meeting, management will be available to respond to your questions concerning the Company including your questions concerning matters addressed in the enclosed 1999 Annual Report.

         The Board of Directors has set May 1, 2000 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the Annual Meeting, each holder of record as of that date will be entitled to one vote on each matter properly brought before the Annual Meeting.

         At the Annual Meeting, stockholders will be asked to consider and vote upon the election of Ira Gentry, Donald Leaver, William T. Leonard and John Provazek as the directors of the Company for the following year, the approval of the UniDyn 2000 Incentive Plan ("the "2000 Plan"), and such other business as may properly come before the Annual Meting and any adjournments or postponements thereof.

         The Board of Directors is recommending the election of four directors. The qualifications of the nominees for directors of the Company are discussed in the enclosed Proxy Statement. The Proxy Statement also contains details of the 2000 Plan which was adopted by the Board of Directors to attract and retain people for key positions within the Company, and to encourage officers, directors and advisers of the Company and its subsidiaries to acquire or retain an appropriate stake in the Company's future.

         After careful consideration and consultation with its legal and financial advisors, the Board of Directors recommends that you vote "FOR" the election of the directors nominated by the Board, and "FOR" the approval of the 2000 Plan.

         Whether or not you plan to attend the Annual Meeting and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States. Of course, if you attend the Annual Meeting, you may vote in person, even if you have previously returned your proxy card.

                                                     Sincerely,



                                                     Ira Gentry
                                                     Chairman of the Board




1216 South 1580 West * Suite A * Orem, UT 84058
Tel 801/434-7250 *  Fax  801/434-7253

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that Unidyn, Corp. (the "Company") will hold its Annual Meeting of Stockholders on June 6, 2000 at 10:00 a.m., local time at the Sheraton Inn located at 1600 South 52nd Street, Tempe, Arizona. The Annual Meeting is being held for the following purposes:

         Proposal 1: To elect Ira Gentry, Donald Leaver,  William T. Leonard and
                  John Provazek as the directors of the Company for the next year;

         Proposal 2 To  consider  and vote on the  approval  o the  UniDyn  2000
                  Incentive Plan (the "2000 Plan"), a copy of which is attached hereto as Exhibit 1; and

         To consider and vote on such other matters as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed May 1, 2000 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

         Your attention is directed to the accompanying Proxy Statement which summarize each of the proposals. In the event there are not sufficient shares to be voted in favor of any of the proposals at the time of the Annual Meeting, the Annual Meeting maybe adjourned in order to permit further solicitation of proxies.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOITE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Dated:   May 18, 2000

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Ira Gentry
                                            Chairman of the Board

                                  UNIDYN, CORP.
                          1216 South 1580 West, Suite A
                                Orem, Utah 84058
                                 (801) 434-7250
                                       or
                                 (602) 426-8634

                  ---------------------------------------------

                                 PROXY STATEMENT

                 ----------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                       To be Held on Tuesday, June 6, 2000


         This Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about May 18, 2000 in connection with the solicitation of proxies for the Annual Meeting.

         The enclosed materials have been prepared to provide each stockholder with information concerning the matters to be considered at the Annual Meeting. Please read these materials carefully before you vote on the enclosed proxy or at the Annual Meeting.

         The Board of Directors has fixed the close of business on May 1, 2000 (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of record of the Company's Common Stock, par value $.001, on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Currently the Company is authorized to issue 100,000,000 shares of Common Stock. On the Record Date, there were 35,102,500 common share outstanding. The holders of Common Stock are entitled to one (1) vote for each share held.

Quorum and Voting

         The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a majority of the votes cast is necessary to elect a nominee as a director of the Company and to approve the UniDyn 2000 Incentive Plan (the "2000 Plan").

         Please indicate your choices by marking the appropriate spaces on the enclosed Proxy Card, then signing, dating and returning it in the accompanying envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If no directions are given and the signed Proxy Card is returned, the proxy holder will vote your shares "FOR" the election of the four nominees of the Board of Directors as directors of the Company and "FOR" the approval of the 2000 Plan.

         In situations where a broker is prohibited from exercising discretionary authority for a beneficial owner who has not returned his or her Proxy Card to the broker (so-called "broker non- votes"), the affected shares will be counted for purposes of determining whether a quorum is present for the transaction of business but will not be included in the vote totals. Therefore, a failure by a stockholder to return the Proxy Card will, in effect, be treated as a non-vote on Proposals 1 and 2 as shares cannot be counted as a "FOR" vote if the proxy is not returned.

         A STOCKHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY (WHO NEED NOT BE A STOCKHOLDER) TO ATTEND THE ANNUAL MEETING AND ACT ON HIS OR HER BEHALF AT THE ANNUAL MEETING. TO EXERCISE THIS RIGHT, THE STOCKHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THE PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER PROXY.

         THE SHARES REPRESENTED BY PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED ON ANY BALLOT (SUBJECT TO ANY RESTRICTIONS THEY MAY CONTAIN) IN FAVOR OF THE MATTERS DESCRIBED IN THE PROXY.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSAL 1 TO ELECT ALL NOMINEES AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND "FOR" PROPOSAL 2 TO APPROVE THE 2000 PLAN.

Revocability of Proxies

         Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of the Company located at 3640 East Roeser Road, Phoenix, Arizona 85040, at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, or with the chairman of the meeting on the day of the meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

         YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY
PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO
ATTEND THE ANNUAL MEETING IN PERSON.

                PROPOSAL 1. NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NAMED NOMINEE

         The affirmative vote of a majority of the votes cast is necessary to elect a nominee as a director of the Company. The Bylaws of the Company currently provide for a maximum of nine and a minimum of three directors, with the number of directors to be set from time to time by a resolution of the Board of Directors. The Company currently has three directors: Ira Gentry, John Provazek and Donald Leaver and is recommending to the stockholders that William
T. Leonard be elected as the fourth director. At the Annual Meeting, each of the directors will be elected for a term of one year and will serve until the next annual meeting of the Company and until the director's successor is duly elected and qualified, unless the director shall sooner resign. Under the Bylaws, the Board of Directors may designate directors to fill unexpired terms of other directors and may increase the size of the Board of Directors in its discretion. Currently, the Board of Directors has no plan to modify its size but may do so to respond to the growth of the Company and capital infusions. In addition, in the event that the Company becomes eligible for and pursues a listing on the NASDAQ SmallCap Market or National Market System, additional independent directors may be designated to satisfy listing requirements, as appropriate.

Nominees for Directors and Executive Officers

         The following sets forth information concerning each of the nominees for election as a director of the Company.

Name and Title                Age                 Director Since
Nominees:
Ira Gentry,                   44                  1997
 President, Chief Executive
 Officer

John Provazek                 46                  1999
 Chief Operating Officer,
 Director

Donald Leaver, Ph.D.          45                  1999
 Vice President of Technology
 Development and Chief
 Scientist, Director

William T. Leonard,           59                  Nominee
 Director

Executive Officer:
Brian Young,                  44
 Controller, Treasurer and
 Secretary

         Ira Gentry has been President, Chief Executive Officer, and Director of the Company since December, 1997 and was the President of Universal Dynamics, Inc ("Universal") from 1989 until a portion of its assets were acquired by the Company in 1997. Prior to joining Universal, his career was centered in the engineering and manufacturing aspects of test system industries at Scientific Atlanta, Cranfield and GenRad. He also worked at Beechcraft designing flight systems. Mr. Gentry graduated from Arizona State University (ASU) with degrees in both electrical and mechanical engineering and has completed over five years of graduate studies at ASU and the University of Cincinnati

         John Provazek has been the Chief Operating Officer of the Company since January 2000 and a director since 1998. Prior to joining the Company, Mr.
Provazek had 17 years experience at United Parcel Service, including as Operations Manager of the UPS distribution center in Seattle, Washington. Mr. Provazek, whose 17 years at UPS were divided between operations (9 years) and industrial engineering (8 years), has extensive experience in planning and setting up operation centers and building and facility projects including as a member of the UPS project team responsible for UPS' 50th state territory expansion into the Alaska region and brought pickup and delivery service to every deliverable address in the United States. Mr. Provazek graduated from Western Washington State University with a BS degree in Political Science.

         Donald S. Leaver joined the Company as Vice President of Technology Development and Chief Scientist and director in April, 1998. Prior to joining the Company, he worked for Concurrent Computer Corporation as a Software Development Engineer from 1986 to 1998. Mr. Leaver holds a B.A. from the University of Colorado, with a major in mathematics and a minor in physics and an M.A. and Ph.D. from the University of Washington in Geophysics. While in graduate school he co-founded a systems integration firm in Seattle which designated automated systems for monitoring micro-earthquakes in the vicinities of hydro-dams and nuclear power plants.

         William T. Leonard is a nominee for director. Since 1997 he has been employed as the Vice President of Sales for Prisa Networks, Inc., a San Diego based developer of storage area network management software for the fibre channel industry. Prior to joining Prisa Networks, Mr. Leonard was the Western Regional Manager of Concurrent Computer Corporation from 1994 to 1997, where he was responsible for the company's product line in the thirteen western states. Mr. Leonard holds a Bachelor of Science degree from Fordham University.

         Brian Young joined the Company in February 2000 as Controller at the Avalon facility in Phoenix and was designated as Secretary and Treasurer of the Company effective May 15, 2000. Prior to joining the Company, he was the assistant controller at Janex International Corporation, a publicly held toy manufacturer, from May 1999 to February 2000. From September 1991 until joining Janex, Mr. Young had a private accounting practice and acted as controller for a $100 million portfolio owner of privately owned real estate and water drilling well product entities from January 1998 to May 1999. He is a certified public accountant and holds a BA from Cedarville University in Cedarville, Ohio.

Compensation of Directors

         Directors who are members of Company management receive no additional or special compensation for their services as director. All directors are entitled to receive reimbursement for actual, demonstrable out-of-pocket expenses, including travel expenses, if any, made on the Company's behalf in connection with their services as director. In 1999, each director then serving was granted stock options under the Company's 1999 Director's Stock Option Plan ("1999 Director's Plan") to receive 100,000 shares of Common Stock at an exercise price of $.16 per share of which 40,000 options were vested as of April 2000 and the remainder will vest at the rate of 20% in 2001 and the remaining 40% in 2002. No specific arrangements have been made to grant options to non-employee directors on a formula or other regular basis. There are no other current agreements or other understandings with respect to the amount of remuneration that directors are expected to receive in the future.

Activities of the Board of Directors and its Committees

         Members of the Board of Directors are elected to represent the interests of all stockholders. The Board of Directors meets periodically to review significant developments affecting the Company and to act on matters requiring Board approval. Although the Board of Directors delegates many matters to others, it reserves certain powers and functions to itself. To date, the Company has not designated any committees but, to the extent that its listing requirements or its continued capital expansion so require, it will designate an audit and compensation committee.

         During fiscal 1999, the Board of Directors of the Company had 2 formal meetings and took other actions by unanimous consent. All incumbent directors of the Company were present at the meetings, or participated in taking the written actions.

EXECUTIVE COMPENSATION

Summary Compensation

         The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the one other executive who earned in excess of $100,000 during the fiscal year ended December 31, 1999. None of the officers or directors have employment contracts.


                                              Annual Compensation                   Long Term Compensation
                                                                          Restricted Stock    Securities Underlying
      Name and Principal Position          Year           Salary (1)         Awards ($)             Options (1)
      ---------------------------          ----           ------             ----------       ---------------------
Ira Gentry, Chief Executive Officer       1999           80,500                  --                 160,000
                                          1998           52,000                  --                    --
Donald Leaver, Vice President of          1999           52,000                  --                 160,000
   Technology Development                 1998           52,000                  --                    --

----------------
         (1) The salary amount is paid indirectly as the Company has an employee leasing or co-employee arrangement. Both persons were granted 200,000 options in April 1999; 40,000 were fully vested and exercised in 1999 and an additional 40,000 vested in April 2000. The Company funded the exercise amount of $6,400 for each of the parties and treated the same as additional compensation

Option Grants in the Last Fiscal Year

         The following table, presented in accordance with the Securities Exchange Act of 1934, as amended ("the Exchange Act") and the Regulations thereunder, sets forth individual grants of stock options under the Company's 1999 Directors Plan and the 1999 technical employee and staff plan (the "1999 Staff Plan") during the most recently completed fiscal year to each of the named executive officers:


          Name             Securities Under         % of Total        Exercise or       Market Value of      Expiration
                             Options/SARs          Options/SARs        Base Price          Securities           Date
                                Granted             Granted to        ($/Security)         Underlying
                                                   Employees in                         Options/SARs on
                                                   Fiscal Year                           Date of Grant
                                                                                          ($/Security)
------------------------  -------------------  ------------------- ----------------  --------------------  --------------
Ira Gentry                      200,000               31.0%              $0.16              $0.16             2009
Donald Leaver                   200,000               31.0%              $0.16              $0.16             2009
John Provazek                   100,000               15.5%              $0.16              $0.16             2009
Cassie Whitlock (1)             25,000                 3.8%              $0.16              $0.16             2009
========================  ===================  ==================== ================  ==================== ==============

----------------------
(1)  Ms. Whitlock resigned in May 2000.

Aggregated Option/Exercises in Last Fiscal Year and 1999 Fiscal Year End Option/Values

         The following table sets forth information with respect to the exercise of options to purchase shares of our Common Stock during the fiscal year ended December 31, 1999 to each person named in the Summary Compensation Table and the unexercised options held as of the end of 1999 fiscal year.


                                                               Number of Securities
                                                              Underlying Unexercised        Value of Unexercised In-the-
                         Securities        Aggregate          Options/SARs at Fiscal            Money Options/SARs at
                         Acquired on         Value                   Year-End                    Fiscal Year-End ($)
Name                      Exercise          Realized        Exercisable/Unexercisable       Exercisable/Unexercisable (1)
---------------------- ---------------  ----------------  --------------- --------------  ----------------  ----------------
Ira Gentry                 40,000           $63,600           40,000         120,000          $63,600          $190,800
Donald Leaver              40,000           $63,600           40,000         120,000          $63,600          $190,800
John Provazek              20,000           $31,800           20,000          60,000          $31,800           $95,400
Cassie Whitlock             5,000            $7,950            5,000          15,000           $7,950           $23,850
====================== ===============  ================  =============== ==============  ================  ===============

---------------
(1) Based on the average closing price for the first trading days prior to December 31, 1999.

Certain Relationships and Related Transactions

         The Company leases its facilities in Orem, Utah, Phoenix, Arizona and Riverside, California on third party arrangements at leasing costs which are consistent with the market rates for similar facilities in the particular market. While the Company pays the leasing costs directly, the underlying lease arrangements are supported in part by credit support from non-affiliated shareholders of the Company who have provided their individual credit support to assure that the Company, which has only limited operating experience in the particular markets, can lease the facilities at market rates.

         During 1999, the Company granted an aggregate of 650,000 options to Ira Gentry, Donald Leaver, John Provazek, Cassie Whitlock and other senior engineering and technical staff members, all of which were granted at an exercise price of $0.16. In December 1999, the Company funded the aggregate exercise price of $20,800 for the 130,000 vested options. The amount was treated as compensation for each of the recipients.

Security Ownership of Certain Beneficial Owners and Management

         As of the Record Date, the Company had outstanding approximately 35,102,500 shares of Common Stock. The Company has set forth in the following table information regarding the beneficial ownership of its Common Stock on the Record Date, for:

         (i) each shareholder known to be the beneficial owner of 5% or more of the Company's outstanding common stock;

         (ii)     each of the Company's executive officers and directors; and

         (iii)    all executive officers and directors as a group



                                                   Shares Beneficially Owned
                  Name of Beneficial Owners (1)    Number    (2)         Percent
                                                   ------                -------
Technet, Inc.                                      3,000,000              8.55%
Ira Gentry                                            80,000 (3)            *
Donald Leaver                                         80,000 (4)            *
William Leonard                                          100                *
John Provazek                                        440,070 (5)            *
Cassie Whitlock                                       10,000 (6)            *
All Officers and Directors as a Group                610,070              1.74%

--------------------

(1) Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder. The U.S. address of Technet and the address of all other listed stockholders is c/o UniDyn, Corp., 3640 East Roeser Road, Phoenix, Arizona 85040.

(2) The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after May 1, 2000, through the exercise of any warrant, stock option or other right. The inclusion in this proxy statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such person that are exercisable within 60 days of May 1, 2000, but excludes shares of Common Stock underlying options held by any other person. Percentage of beneficial ownership is based on 35,102,500 shares of Common Stock outstanding as of May 1, 2000.

(3) Mr. Gentry also has 120,000 options which vest between April, 2001 and April, 2002.

(4) Dr. Leaver also has 120,000 options which vest between April, 2001 and April, 2002.

(5) Mr. Provazek also has 60,000 options which vest between April, 2001 and April, 2002.

(6) Ms. Whitlock was granted an additional 15,000 options which vest between April, 2001 and April, 2002 but she resigned in May 2000.

                PROPOSAL 2. APPROVAL OF THE 2000 INCENTIVE PLAN.

         The Board of Directors is seeking stockholder approval of the UniDyn 2000 Incentive Plan (the "2000 Plan"). A copy of the 2000 Plan is annexed as
Exhibit 1.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

Overview

The Board of Directors of the Company has adopted the 2000 Plan which authorizes up to a maximum of 3,000,000 shares of Common Stock to be issued on exercise of options, stock appreciation rights ("SARs") and other incentive awards or as restricted shares and provides for the administration of the 2000 Plan. The 2000 Plan provides for granting of incentive stock options ("ISOs"), non-qualified stock options ("NSOs"), SARs, restricted shares and other share based incentive awards. Grants under the 2000 Plan can be made until April 30, 2010 unless the plan is sooner terminated by the Board of Directors. To accommodate applicable federal income tax regulations and the terms of the 2000 Plan, stockholder approval is being sought at the Annual Meeting.

Awards under the 2000 Plan are intended to attract and retain people for key positions at the Company and its subsidiaries, to encourage and assist key employees, directors and advisers of the Company and its subsidiaries to acquire or retain an appropriate stake in the Company's future, to provide additional incentives to such persons, and to foster continued growth of the Company.

2000 Plan Provisions

The 2000 Plan provides for the grant to employees, staff, officers, directors and consultants of awards including stock options, restricted stock, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

Under the 2000 Plan, the Company can grant awards for the purchase up to 3,000,000 shares of Common Stock. Stock options awarded under the Plan may consist of both "incentive stock options" (sometimes referred to as an "ISO") within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified options (sometimes referred to as an "NSO"). Incentive stock options are issuable only to employees and other staff members who are qualified to receive ISOs under the Code, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to employees and staff of the Company.

Under the 2000 Plan, the Board, or the compensation committee, if one has been appointed, has the authority to determine the persons to whom awards will be granted, the nature of the awards, the number of shares of Common Stock to be covered by each grant, the terms of the grant and, with respect to options, whether the options granted are intended to be incentive stock options, the duration and rate of exercise of each option, the exercise price per share of Common Stock, the manner of exercise and the time, manner and form of payment upon exercise of an option.

The exercise price for ISOs must be set at a price which is at least equal to the fair market value of the shares of Common Stock on the date of grant. The exercise price of NSOs will be established by the Board of Directors. The aggregate fair market value (determined as of the date the option is granted) of the shares of Common Stock that anyone may purchase in any calendar year pursuant to the exercise of ISOs may not exceed $100,000. No person who owns, directly or indirectly, at the time of receipt granting of an ISO, more than 10% of the total combined voting power of all classes of stock of the Company shall be eligible to receive any ISO under the 2000 Plan unless the exercise price is at least 110% of the grant. NSOs are not subject to this limitation.

No ISOs may be transferred by an optionee other than by will or the laws of descent and distribution and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination from the Company other than by death or disability, the optionee will have three months after such termination or until the expiration of an ISO, whichever occurs first, to exercise the option. Upon termination from the Company of an optionee by reason of death or permanent total disability, ISOs remain exercisable for one year thereafter or until the expiration of such option, whichever occurs first, to the extent they were exercisable on the date of such termination. No similar limitation applies to NSOs.

Awards under the 2000 Plan may be granted for such terms as the Board of Directors or compensation committee may determine. Stock options under the 2000 Plan must be granted within ten years from the effective date of the 2000 Plan. ISOs granted under the 2000 Plan cannot be exercised more than 10 years from the date of grant, except that ISOs issued to 10% or greater shareholders are limited to five year terms. All awards granted under the 2000 Plan provide for the payment of the exercise price in cash, by "cashless" exercise through the delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the awards being exercised, through a reduction in the shares of Common Stock received on exercises by delivery of a promissory note, or by a combination of such methods of payment. Therefore, a holder of options or other awards may be able to tender shares of Common Stock or shares due on exercise of the Option to purchase the additional shares of Common Stock and to fund the exercise of his awards without making any additional cash investment. Any unexercised awards that expire or lapse become available once again for issuance.

Federal Income Tax Consequences

The following discussion is a brief summary of the principal federal income tax consequences under present law to participants in the 2000 Plan and to the Company. This summary is not intended to be exhaustive and, among other things, does not describe any state or local tax consequences.

Non-qualified Stock Options. A grantee will not recognize any income, and the Company will not be entitled to a deduction, upon the grant of an NSO. Upon the exercise of an

NSO, the holder will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the option price, and the Company will be entitled to a corresponding deduction.

A holder's aggregate basis for shares of Common Stock acquired upon the cash exercise of an NSO will be equal to the fair market value of such shares of Common Stock on the date of exercise, and the holding period for such shares of Common Stock will begin on such date. Upon a disposition of shares of Common Stock acquired pursuant to the exercise of an NSO, a holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such disposition and the employee's basis in such shares of Common Stock. Such gain or loss will be long-term capital gain or loss if the holding period for such shares of Common Stock is more than one year.

Incentive Stock Options. Under federal income tax regulations, only employees and certain staff members are eligible to receive an ISO. A recipient of an ISO will not recognize any income, and the Company will not be entitled to a deduction, upon the grant or timely exercise of an ISO. The exercise of an ISO may, however, affect the computation of the recipient's alternative minimum tax. An optionee's aggregate basis for shares of Common Stock acquired upon the cash exercise of an ISO will be equal to the option price paid for such shares of Common Stock. The holding period for such shares of Common Stock will begin on the date of exercise.

If an ISO recipient disposes of shares of Common Stock acquired pursuant to an ISO more than two years after the date of grant and more than one year after the exercise of such ISO, the recipient will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized on such disposition and the recipient's basis in such shares of Common Stock. Under such circumstances, the Company will not be entitled to any deduction. If the foregoing holding period requirements are not satisfied, a portion of such gain will be taxable as ordinary income and the Company will be entitled to a corresponding deduction.

Payment in Shares. A person who exercises an NSO with shares of Common Stock will recognize no gain or loss on the shares of Common Stock surrendered, but will recognize income on the options according to the rules described above for NSOs. The number of shares of Common Stock acquired that is equal in number to the shares of Common Stock surrendered will have a basis equal to the basis of the shares of Common Stock surrendered, and the holding period for such shares of Common Stock will include the holding period for the shares of Common Stock surrendered. Any additional shares of Common Stock received will have a basis equal to the fair market value of such shares of Common Stock when received, and the holding period for such shares of Common Stock will begin on such date. If the shares of Common Stock delivered in payment of the option price were previously acquired by the employee through the exercise of an ISO ("ISO Common Shares"), then the shares of Common Stock acquired in exchange for such ISO Common Shares will be treated as ISO Common Shares.

If an employee exercises an ISO with shares of Common Stock for which the applicable holding period requirements have been met, then (i) no income, gain or loss will be recognized as a result of the exchange, (ii) the number of shares of Common Stock acquired that is equal in number to the shares of Common Stock surrendered will have a basis equal to the basis of the shares of Common Stock surrendered and (except for purposes of determining whether the ISO holding period requirements have been satisfied) will have a holding period that includes the holding period of the shares of Common Stock surrendered, and (iii) any additional shares of Common Stock acquired will have a zero basis and will have a holding period that begins on the date of the exchange. If shares of Common Stock for which the applicable holding periods have not been met are used to exercise an ISO, the employee will recognize ordinary income and the Company will receive a corresponding deduction.

Stock Appreciation Rights. A person will not recognize any income, and the Company will not be entitled to a deduction, upon grant of an SAR. Upon exercise of an SAR, the amount received by a person will be taxable to the person as ordinary income and the Company will be entitled to a corresponding deduction.

Restricted Shares. A person will not recognize any income upon the receipt of a restricted share award unless the holder elects, within thirty days under
Section 83(b) of the Code, to recognize ordinary income in an amount equal to the difference between the fair market value at the time of receipt of such shares of Common Stock and the amount, if any, paid for such shares of Common Stock. If the election is not made, the holder will recognize ordinary income on the date that the restrictions are removed in an amount equal to the difference between the fair market value of the shares of Common Stock on such date and the amount, if any, paid for such shares of Common Stock. At the time the holder recognizes ordinary income, the Company will be entitled to a corresponding deduction.

Generally, upon a disposition of restricted shares in respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such disposition and the employee's basis in such shares of Common Stock. Such gain or loss will be long-term capital gain or loss if the holding period for such shares of Common Stock is more than one year. For this purpose, a person's basis for restricted shares will be equal to the sum of the amount of ordinary income recognized with respect to such shares and the amount, if any, paid for such shares. The holding period for such shares will begin on the date that such ordinary income is recognized.

Cash Awards. A person who receives a cash Award will recognize ordinary income in an amount equal to the cash received, and the Company will be entitled to a corresponding deduction.

Grants To Date Under the 1999 and 2000 Plans

There have been no grants to date under the 2000 Plan, but, as noted above, under the Company's 1999 Directors Plan which reserved 300,000 shares of Common Stock, options to acquire all 300,000 shares were granted. In addition, options to acquire 350,000 of the 750,000 shares of Common Stock reserved under the 1999 Staff Plan have been granted. In connection with its approval of the 2000 Plan, the Board of Directors has agreed that these awards will remain in place in accordance with their terms but that no further grants are to be made under the 1999 Staff Plan or the 1999 Directors Plan.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Solicitation

         The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional material furnished to stockholders. Proxies may be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians which hold shares of Common Stock of record for beneficial owners for forwarding to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such owners.


Submission Of Stockholder Proposals For 2001 Annual Meeting

         Any stockholder who wishes to submit a stockholder proposal to be presented at the 2001 Annual Meeting must send the proposal, along with any supporting statement to the Company on or before January 19, 2001. All stockholder proposals must comply with applicable Securities and Exchange Commission regulations and should be mailed to: Corporate Secretary, UniDyn, Corp., 3640 East Roeser Road, Phoenix, Arizona 85040. If the date of the 2001 Annual Meeting is more than 30 days before or more than 60 days after June 6, 2001, the notice must be received by the Company within 10 days following the public announcement of the proposed date of the 2001 Annual Meeting. The notice to the Company must include certain information specified in the Company's bylaws concerning the business or the nominations. A copy of the Company's bylaws may be obtained from the Corporate Secretary at the above address. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Compliance With Section 16(a) Of The Securities Exchange Act Of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and NASDAQ. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it and written representations from certain Section 16 Persons that no other
Section 16(a) reports were required
for such persons, the Company believes that, except for certain late filings of reports on Form 3 by John Provazek, during 1999 the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them.

Independent Public Accountants

         The Company's current independent public accountants, Smith & Company have been selected as the Company's accountants for the current year. Representatives of Smith & Company are not expected to be present at the annual meeting.


Dated:  May 18, 2000                         BY ORDER OF THE BOARD OF DIRECTORS



                                             Ira Gentry
                                             Chairman of the Board

                                    EXHIBIT 1







                           UNIDYN 2000 INCENTIVE PLAN










                                            As Adopted by the Board of Directors
                                                                  on May 1, 2000
                                                                             and
                                                   Submitted to the Shareholders
                                                                 on June 6, 2000

                           UNIDYN 2000 INCENTIVE PLAN



         Section 1.        PURPOSE OF PLAN

         The purpose of the UniDyn 2000 Incentive Plan (the "Plan"), is to enable UniDyn, Corp., a Nevada corporation (the "Company") to attract, retain and motivate their employees and consultants by providing for or increasing the proprietary interests of such employees and consultants in the Company, and to enable the Company to attract, retain and motivate its non-employee directors and further align their interests with those of the shareholders of the Company by providing for or increasing the proprietary interests of such directors in the Company. The Plan is intended to permit the grant of Awards (as defined below) in a manner which makes the grant of the Award exempt from (i) the registration requirements of the Securities Act of 1933, as amended ("1933 Act") and (ii) applicable state securities laws of the State of Nevada and any other state in which the grants are deemed to have been made.

         Section 2.        PERSONS ELIGIBLE UNDER PLAN

         Any employee, non-employee directors, independent contractors or consultants of the Company or any of its subsidiaries (each, a "Participant") shall be eligible to be considered for the grant of Awards (as defined in this Plan) under this Plan.

         Section 3.        AWARDS

         (a) The Administrator (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of Common Stock of the Company ("Common Stock"), or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Stock or with a value derived from the value of the Common Stock. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

         (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

         (c) Common Stock and Derivative Securities may be issued pursuant to an Award for any lawful consideration as determined by the Administrator, including, without limitation, services rendered by the recipient of such Award.

         (d) Subject to the provisions of this Plan, the Administrator, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

                  (i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Stock or Derivative Securities or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

                           (A)      the delivery of cash;

                           (B) the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property, provided that the Company is not then prohibited from purchasing or acquiring shares of its capital stock or such other property,

                           (C) a  reduction  in the  amount of  Common  Stock or
                  Derivative Securities or other property otherwise issuable pursuant to such Award, or

                           (D) the delivery of a promissory  note, the terms and
                  conditions of which shall be determined by the Administrator;

                  (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Administrator, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof; or

                  (iii) a provision required in order for such Award to qualify as an incentive stock option (an "Incentive Stock Option") under
         Section 422 of the Internal Revenue Code ("Code"), provided that the recipient of such Award is eligible under the Code to receive an Incentive Stock Option. Stock options which do not so qualify are referred to as "Nonqualified Stock Options."

         Section 4.        STOCK SUBJECT TO PLAN

         (a) The aggregate number of shares of Common Stock that may be issued or issuable pursuant to all Awards (including Incentive Stock Options, Nonqualified Stock Options and other Awards) granted under this Plan shall not exceed Three Million (3,000,000) shares of Common Stock and all of which shall be subject to adjustment as provided in Section 8 hereof.

         (b) For purposes of Section 4(a) hereof, the aggregate number of shares of Common Stock issued and issuable pursuant to all Awards granted under this Plan shall at any time be deemed to be equal to the sum of the following:

                  (i) the number of shares of Common Stock that were issued prior to such time pursuant to Awards granted under this Plan, other than Common Stock that was subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

                  (ii) the number of shares of Common Stock that were otherwise issuable prior to such time pursuant to Awards granted under this Plan, but that were withheld by the Company as payment of the purchase price of the Common Stock issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance; plus

                  (iii) the maximum number of shares of Common Stock issuable at or after such time pursuant to Awards granted under this Plan prior to such time.

         (c) In the event any Participant is deemed to be a "covered Executive" pursuant to Section 162(m) of the Code and the exercise of all or a portion of the Awards would preclude the Company from taking full advantage of the compensation deductions arising from the grant of such Awards, together with all other taxable compensation payable to Participant by the Company, by virtue of the limitations imposed by Section 162(m) of the Code, then the number of shares as to which Awards shall be exercisable during the applicable tax year shall be reduced to such number as would allow the Company to fully deduct the compensation payable to Participant.

         (d) If and for so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the amount of securities offered and sold under the Plan shall not exceed the limitations set forth in Rule 701 promulgated under the Securities Act, as such rule may be amended from time to time.

Section 5.        DURATION OF PLAN

         No Awards shall be granted under this Plan after May 1, 2010. Although Common Stock may be issued after May 1, 2010 pursuant to Awards granted prior to such date, no Common Stock shall be issued under this Plan unless it is pursuant to an Award granted prior to May 1, 2010 (the "Termination Date").

         Section 6.        ADMINISTRATION OF PLAN

         (a) This Plan shall be administered by a Administrator of the Board (the "Administrator") consisting of two or more directors. In the event that the Company becomes "publicly held" within the meaning of Section 162(m) of the Code, then, with respect to any Awards intended to qualify for the "performance-based compensation" exception in Section 162(m) of the Code, the Administrator shall, to the extent necessary, consist of two or more directors each of whom is an "outside director" within the meaning of Section 162(m) of the Code and such Award shall not be subject to Board approval.

         (b) Subject to the provisions of this Plan, the Administrator shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

                  (i) adopt, amend and rescind rules and regulations relating to this Plan;

                  (ii) determine which persons are Participants and to which of such Participants, if any, Awards shall be granted hereunder;

                  (iii) grant Awards to Participants and determine the terms and conditions thereof, including the number of shares of Common Stock issuable pursuant thereto;

                  (iv) accelerate the exercisability of an Award or extend the period during which an owner of an Award may exercise his or her rights under such Award (but not beyond the Termination Date);

                  (v) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof; and

                  (vi) interpret and construe this Plan and the terms and conditions of all Awards granted hereunder.

         The interpretation and construction by the Administrator of any term or provision of the Plan or of any Award granted under it, including without limitation any determination of adjustments required pursuant to Section 7 hereof, shall be conclusive, unless otherwise determined by the Board of Directors of the Company (the "Board") in which event such action by the Board shall be conclusive, and such interpretation and construction shall be binding upon all those who hold or are eligible to receive options under the Plan, and all persons claiming under them. The Board or Administrator may from time to time adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form or forms of the instruments evidencing any Award granted under this Plan.

         (c) The Administrator will provide to each holder annual financial statements of the Company to the extent required by law.

         Section 7.        ADJUSTMENTS

         If the outstanding securities of any class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Administrator shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under this Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options, Nonqualified Stock Options and other Awards thereafter granted under this Plan, and (c) the maximum number of Common Shares that may be subject to stock options or stock appreciation rights granted during any twelve-month period to any Participant, as provided in Section 4(c) hereof; provided, however, that no adjustment shall be made to the number of shares of Common Stock that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under this Plan to the extent such adjustment would result in such options being treated as other than Incentive Stock Options; provided, further, that no such adjustment shall be made to the extent the Administrator determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to Awards hereunder by causing such compensation to be other than "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

         Section 8.        OTHER PROVISIONS

         Awards  granted  under this Plan  shall  contain  such other  terms and provisions which are not inconsistent with this Plan as the Board or Administrator may authorize, including but not limited to (a) vesting schedules governing the exercisability of such Awards, (b) provisions for acceleration of such vesting schedules in certain events, (c) arrangements whereby the Company may fulfill any tax withholding obligations it may have in connection with the exercise of such Awards, (d) provisions imposing restrictions upon the transferability of stock acquired on exercise of such Award, whether required by this Plan or applicable securities laws or imposed for other reasons, and (e) provisions regarding the termination or survival of any such Award upon the optionee's death, retirement or other terminations of employment and the extent, if any, to which any such Award may be exercised after such event. Incentive Stock Options shall contain the terms and provisions required of them under the Code.

         Section 9.        FINANCIAL ASSISTANCE

         The Company is vested with authority under this Plan to assist any Participant to whom an Award is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also a Participant) in the payment of the purchase price payable on exercise of that Award, by lending the amount of such purchase price to such Participant on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

         Section 10. COMPANY'S RIGHT OF FIRST PURCHASE AND PARTICIPATION IN COMMON STOCK TRANSACTIONS

         (a) While and so long as the Common Stock or any stock of any other class subject to this Plan has not been Publicly Traded (as hereinafter defined) for at least ninety (90) days, any stock issued on exercise of any Award granted under this Plan shall be subject to the Company's right of first purchase. By virtue of that right, (a) such stock may not be transferred during the holder's lifetime to any person other than members of the holder's Immediate Family, a partnership whose members are the holder and/or members of the holder's Immediate Family, or a trust for the benefit of the holder and/or members of the holder's Immediate Family, unless such transfer occurs within fifteen (15) days following the expiration of thirty (30) days after the Company has been given a written notice which correctly identified the prospective transferee or transferees and which offered the Company an opportunity to purchase such stock at its Fair Market Value in cash, and such offer was not accepted within thirty
(30) days after the Company's receipt of that notice; and (b) upon the holder's death, the Company shall have the right to purchase all or some of such stock at its Fair Market Value within nine (9) months after the date of death. This right of first purchase shall continue to apply to any such stock after the transfer during the holder's lifetime of that stock to a member of the holder's Immediate Family or to a family partnership or trust as aforesaid, and after any transfer of that stock with respect to which the Company expressly waived its right of first purchase without also waiving it as to any subsequent transfers thereof, but it shall not apply after a transfer of that stock with respect to which the Company was offered but did not exercise or waive its right of first purchase or more than nine months after the holder's death. The Company may assign all or any portion of its right of first purchase to any one or more of its shareholders, or to a pension or retirement plan or trust for Participants of the Company, who may then exercise the right so assigned. Stock certificates evidencing stock subject to this right of first purchase shall be appropriately legended to reflect that right.

         (b) While and so long as the Common Stock or any stock of any other class subject to this Plan has not been Publicly Traded (as hereinafter defined) for at least ninety (90) days, upon the exercise of any Awards granted under the Plan, the Company may require that the Awards granted to Participants be subject to such requirements as the Company may specify, including a requirement that a Participant participate in transactions involving the purchase or exchange of all, or substantially all, of the Common Stock of the Company (a "Transaction"). To the full extent provided to any other holder of Common Stock of the Company on the date a Participant exercises the Award, Participants shall be entitled to participate in any Transaction on the same basis as the other holders of Common Stock of the Company.

         Section 11.       LIMITATIONS OF RIGHTS OF PARTICIPANTS

         (a) A Participant under this Plan shall not have any interest in the shares or in any dividends paid thereon, and shall not have any of the rights or privileges of a shareholder with respect to such shares, until the certificates therefor have been issued and delivered to him or her.

         (b) No shares of stock issuable under the Plan shall be issued and no certificate therefor delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or to incur any liability under any federal, state or other securities law, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

         (c) The receipt of an option does not give the holder any right to continued employment by the Company or a subsidiary for any period, nor shall the granting of the option or the issuance of shares on exercise thereof give the Company or any subsidiary any right to the continued services of the holder for any period.

         (d) Nothing contained in this Plan shall constitute the granting of an Award hereunder, which shall occur only pursuant to express authorization by the Board or the Administrator.

         Section 12. AMENDMENT AND TERMINATION

         The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive a holder who has not consented thereto of any Award granted to the holder pursuant to this Plan or of any of the holder's rights under such Award.

Except herein provided, no such action of the Board, unless taken with the approval of the shareholders of the Company, may:

         (a) increase the maximum number of shares for which Awards granted under this Plan may be exercised;

         (b)      reduce the minimum permissible exercise price;

         (c)      extend the ten-year duration of the Plan set forth herein;

         (d) alter the class of Employees eligible to receiv Awards under the Plan; or

         (e) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the shareholders even though such shareholder approval is not expressly required by this Plan.

         If an amendment to this Plan would (i) increase the maximum number of shares of Common Stock that may be issued pursuant to (a) all Awards granted under this Plan, (b) all Incentive Stock Options granted under this Plan, or (c) Awards granted under this Plan during any calendar year to any one Participant,
(ii)  change the class of persons  eligible to receive  Awards  under this Plan,
(iii) otherwise materially increase the benefits hereunder accruing to participants who are subject to Section 16 of the Exchange Act in a manner not specifically contemplated herein or (iv) affect this Plan's compliance with Rule 16b-3 or applicable provisions of the Code, as amended from time to time, the amendment shall be subject to approval by the Company's shareholders to the extent required to comply with Rule 16b-3, Sections 422 and 162(m) of the Code, and other applicable provisions of or rules under the Code, as amended from time to time.

         Section 13.       CERTAIN DEFINITIONS

         As used in this Plan, the following terms shall have the following meanings:

         "Fair Market Value" shall mean the fair market value of the Common Stock. If the Common Stock is not publicly traded, fair market value shall be determined by the Board or the Administrator and may be computed by any method which the Board or the Administrator in good faith believes reflects the fair market value of the Common Stock on the date of such determination, including without limitation, reference to the book value of the Common Stock and reference to the most recent price at which the Common Stock, or a Derivative Security of the Company, has been issued in an arms- length transaction, provided however, that Fair Market Value shall not be less than the exercise price paid by the Participant to receive the subject Common Stock. If the Common Stock is publicly traded, fair market value shall be the closing sale price per share of Common Stock, if the Common Stock is listed on a national securities exchange or on the NASDAQ National Market, or if the Common Stock is not then so listed, the closing bid price per share of Common Stock, on the day in question (or, if such day is not a trading day or if no sales of Common Stock were made on such day, on the nearest preceding trading day on which sales of Common Stock were made), as reported in The Wall Street Journal, or, if trading in the Common Stock is not then reported in The Wall Street Journal, at such closing sale or bid price as may then appear in what the Board or the Administrator in its judgment then deems to be the most nearly comparable listing or reporting service.

         An individual's "Immediate Family" includes only his or her spouse, parents or other ancestors, and children and other direct descendants of that individual or of his or her spouse (including such ancestors and descendants by adoption).

         Corporate stock is "Publicly Traded" if stock of that class is listed or admitted to unlisted trading privileges on a national securities exchange or on the NASDAQ National Market or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system ("NASDAQ") operated by the National Association of Securities Dealers, Inc.

         Section 14. EFFECTIVE DATE OF PLAN

         This Plan shall be effective as of May 1, 2000, the date upon which it was approved by the Board of Directors of the Company, subject to approval by the Company's shareholders.

Proxy                                                                      Proxy

                                 UniDyn, Corp.

This Proxy is Solicited on Behalf of the Board of Directors and Management of UniDyn, Corp.

The undersigned appoints Ira Gentry and Brian Young as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of UniDyn, Corp. (the "Company") held of record by the undersigned on May 1, 2000, at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, at the Sheraton Inn located at 1600 South 52nd Street, Tempe, Arizona, on June 6, 2000, or any adjournment thereof.

Please check this box only if you intend to attend and vote at the Annual Meeting. []

TO ASSIST THE COMPANY IN TABULATING THE VOTES SUBMITTED BY PROXY PRIOR TO THE ANNUAL MEETING, WE REQUEST THAT YOU MARK, SIGN, DATE AND RETURN THIS PROXY BY JUNE 1, 2000 USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN THE BOX.

Proposal 1. Election of Directors.

         [] FOR all nominees.[] WITHHOLD authority to vote. (except as marked contrary below)

         Nominees: Ira Gentry, Donald Leaver, John Provazek and William Leonard.

         Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

----------------------------------------------------------------------.


                                                       For    Against   Abstain
Proposal 2. Approval of the 2000 Incentive Plan.       []       []        []
            To approve the UniDyn 2000 Incentive Plan.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.

If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" Proposal 2.

Dated: ______________________________


Signature: _______________________________________________________________

Please sign exactly as name appears below. When shares are held jointly, both shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the President or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.